                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 10.21

                      LEASE FOR 125 SIDNEY STREET PROPERTY

1.  PARTIES               Rizika Realty Trust (whose mailing address is: 36
                          Edgehill Road, Brookline, MA 02445), the LESSOR, which
                          expression shall include his heirs, successors, and
                          assigns where the context so admits, does hereby lease
                          to Altus Biologics Inc., the LESSEE, which expression
                          shall include his heirs, successors, executors, and
                          administrators where the context so admits, and the
                          LESSEE hereby leases the following described premises:

2.  PREMISES              All of the first floor that is cross-hatched in red on
                          the attached floor plan of the building at 125 Sidney
                          Street, Cambridge, a/k/a 16 Emily Street and/or 15
                          Tudor Street, Cambridge, comprising about 7,775 square
                          feet, together with parking spaces for fourteen (14)
                          cars, as designated by the LESSOR (the location as
                          shown on Exhibit A), and with the right to use in
                          common, with others entitled thereto, the hallways and
                          stairways necessary for access to said leased
                          premises.

3.  TERM                  The term of this lease shall be four (4) years,
                          commencing on April 15, 2002 and ending on April 14,
                          2006.

4.  RENT                  The LESSEE shall pay to the LESSOR rent at the
                          following rates:

    First Year            a. The first year's annual rent shall be three hundred
                          and twenty-two thousand six hundred and sixty-two
                          dollars and fifty cents ($322,662.50) to be paid in
                          advance in equal monthly payments of twenty-six
                          thousand eight hundred and eighty-eight dollars and
                          fifty-four cents ($26,888.54) on or before the tenth
                          day of each month by depositing the same to the
                          account of the LESSOR (Acct # 1102439611) at the
                          Citizens Bank in Boston, MA or as may otherwise be
                          directed by the LESSOR.

                          The annual rent is the gross rent and includes the LESSEE's portion of real estate taxes, charges for sewer and water, insurance (fire and extended coverage in a minimum coverage of $2,000,000 for fire and $5,000,000 public liability on the building), heat, ventilation, air-conditioning, electricity, and snow removal. However, if there are any substantial increases in any of the forgoing due to the LESSEE's actions (other than Lessee's decorative improvements to the premises such as painting and carpeting, and Lessee's use of the premises for ordinary office purposes), the LESSEE will be billed for such charges and pay them to the LESSOR at the end of each calendar year.

                          Excluded from such rental payments are the costs of any contents, liability, or other insurance necessary to conduct the business of


Lease for 125 Sidney Street Property                                     Page 1.

                          the LESSEE on the Premises, all of which policies will be obtained and paid for by the LESSEE. Also excluded from such rental payments are the costs of cleaning and other miscellaneous services supplied to the LESSEE's portion of the building at Lessee's request.

    Other Years           b. At the end of each 12 months of rent, the annual
                          rent for the following 12 months will be adjusted by
                          the increase in the CPI-U ratio over the previous 12
                          months; in no event shall the annual adjusted rent be
                          less than the rent for the immediately preceding 12
                          month period. The CPI-U shall mean the Consumer Price
                          Index for Urban Consumers for the City of Boston as
                          published by the US Bureau of Labor Statistics.

5.  SECURITY DEPOSIT      Upon the execution of this lease, the LESSEE shall pay
                          to the LESSOR the amount of one hundred and seven
                          thousand and five hundred dollars ($107,500) which
                          shall be held as a security for the LESSEE's
                          performance as herein provided and refunded to the
                          LESSEE at the end of this lease subject to the
                          LESSEE's satisfactory compliance with the conditions
                          hereof.

6.  RENT ADJUSTMENTS      The LESSEE shall pay monthly in advance to the LESSOR
                          modified rent as described in Section 4.b.

7.  USE OF LEASED         The LESSEE shall use the leased premises only for the
    PREMISES              purpose of offices and/or light manufacturing and
                          quality control.

8.  COMPLIANCE WITH       The LESSEE acknowledges that no trade or occupation
    LAWS                  shall be conducted in the leased premises or use made
                          thereof which will be unlawful, improper, noisy or
                          offensive, or contrary to any law or any municipal
                          by-law or ordinance in force in the city or town in
                          which the premises are situated.

9.  FIRE INSURANCE        The LESSEE shall not permit any use (other than
                          ordinary office use) of the leased premises which will
                          make voidable any insurance on the property of which
                          the leased premises are a part, or on the contents of
                          said property or which shall be contrary to any law or
                          regulation from time to time established by the New
                          England Fire Insurance Rating Association, or any
                          similar body succeeding to its powers. The LESSEE
                          shall on demand reimburse the LESSOR, and all other
                          tenants, all extra insurance premiums caused by the
                          LESSEE's use of the premises.

10. MAINTENANCE OF        The LESSEE agrees to maintain the leased premises in
    PREMISES              the same condition as they are at the commencement of
                          the term or as they may be put in during the term of
                          this lease, reasonable wear and


Lease for 125 Sidney Street Property                                     Page 2.

                          tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole.
                          The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR, not to be unreasonably withheld, before erecting any sign on the premises.

                          However, the LESSOR is responsible for maintaining the structural integrity of the building, including all common areas, the roof, exterior walls, parking areas, and all heating, ventilation, air-conditioning, plumbing, utility, electric and mechanical systems in good condition.

11. ALTERATIONS AND       The LESSEE shall not make structural alterations or
    ADDITIONS             additions to the leased premises, but may make
                          non-structural alterations provided the LESSOR
                          consents thereto in writing, which consent shall not
                          be unreasonably withheld or delayed. All such allowed
                          alterations shall be at LESSEE's expense and shall be
                          in. quality at least equal to the present
                          construction. LESSEE shall not permit any mechanics'
                          liens, or similar liens, to remain upon the leased
                          premises for labor and material furnished to LESSEE or
                          claimed to have been furnished to LESSEE in connection
                          with work of any character performed or claimed to
                          have been performed at the direction of LESSEE and
                          shall cause any such lien to be released of record
                          forthwith without cost to LESSOR. Any alterations or
                          improvements made by the LESSEE shall become the
                          property of the LESSOR at the termination of occupancy
                          as provided herein.

12. ASSIGNMENT AND        The LESSEE shall not assign or sublet the whole or any
    SUBLEASING            part of the leased premises without LESSOR's prior
                          written consent, which consent shall not be
                          unreasonably withheld or delayed. Notwithstanding such
                          consent, LESSEE shall remain liable to LESSOR for the
                          payment of all rent and for the full performance of
                          the covenants and conditions of this lease.

                          If over half of the space is to be sublet, the LESSOR, at its option, may terminate the lease by giving the LESSEE such notice in writing at least one month prior to such termination date.

13. SUBORDINATION         This lease shall be subject and subordinate to any and
                          all mortgages, deeds of trust and other instruments in
                          the nature of a mortgage, now or at any time
                          hereafter, a lien or liens on the property of which
                          the leased premises are a part and the LESSEE shall,
                          when requested, promptly execute and deliver such
                          written


Lease for 125 Sidney Street Property                                     Page 3.

                          instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

                          In the event that the premises are mortgaged, the Lessor shall obtain from the mortgages of the building a Nondisturbance Agreement in commercially reasonable form which recognized the rights of the Lessee under this lease.

14. LESSOR'S ACCESS       The LESSOR or agents of the LESSOR may, at reasonable
                          times, enter to view the leased premises and may
                          remove placards upon reasonable notice and signs not
                          approved and affixed as herein provided, and make
                          repairs and alterations as LESSOR should elect to do
                          and may show the leased premises to others, and at any
                          time within six (6) months before the expirations of
                          the term, may affix to any suitable part of the leased
                          premises a notice for letting or selling the leased
                          premises or property of which the leased premises are
                          a part and keep the same so affixed without hindrance
                          or molestation.

15. INDEMNIFICATION AND   The LESSEE shall save the LESSOR harmless from all
    LIABILITY             loss and damage to LESSEE's property occasioned by the
                          use or escape of LIABILITY water or by the bursting of
                          pipes, as well as from any claim or damage resulting
                          from neglect in not removing snow and ice from the
                          roof of the building or from the sidewalks bordering
                          upon the premises so leased, or by any nuisance made
                          or suffered on the leased premises, unless such loss
                          is caused by the neglect of the LESSOR. The removal of
                          snow and ice from the sidewalks bordering upon the
                          leased premises shall be the LESSOR's responsibility.

16. LESSEE'S LIABILITY    The LESSEE shall maintain with respect to the leased
    INSURANCE             premises and the property, of which the leased
                          premises are a part, comprehensive public liability
                          insurance in the amount of $2,000,000 for bodily
                          injury and with property damage insurance in limits of
                          $1,000,000 with responsible insurance companies
                          qualified to do business in Massachusetts and in good
                          standing therein insuring the LESSOR as well as LESSEE
                          against injury to persons or damage to property as
                          provided. The LESSEE shall deposit with the LESSOR
                          certificates for such insurance at or prior to the
                          commencement of the term, and thereafter within thirty
                          (30) days prior to the expiration of any such
                          policies. All such insurance certificates shall
                          provide that such policies shall not be canceled
                          without at least ten (10) days prior written notice to
                          each assured named therein.


Lease for 125 Sidney Street Property                                     Page 4.

17. FIRE, CASUALTY, AND   Should a substantial portion of the leased premises,
    EMINENT DOMAIN        or of the property of which they are a part, be
                          substantially damaged by fire or other casualty, or be
                          taken by eminent domain, the LESSOR may elect to
                          terminate this lease. When such fire, casualty, or
                          taking renders the leased premises substantially
                          unsuitable for their intended use, a just and
                          proportionate abatement of rent shall be made, and the
                          LESSEE may elect to terminate this lease if:

                          a. the LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or

                          b. the LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty, or taking.

                          The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

18. DEFAULT AND           In the event that:
    BANKRUPTCY
                          a. the LESSEE shall default in the payment of any
                          installment of rent or other sum herein specified, and
                          such default shall continue for five (5) days after
                          written notice thereof, or

                          b. the LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof, or

                          c. the LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors,

                          then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default.
                          The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being


Lease for 125 Sidney Street Property                                     Page 5.

                          under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of ten
                          (10) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

19. NOTICE                Any notice from the LESSOR to the LESSEE relating to
                          the leased premises or to the occupancy thereof, shall
                          be deemed duly served three days after being mailed to
                          Mr. Peter Lanciano, Altus Biologics Inc., 625 Putnam
                          Avenue, Cambridge, MA 02139 by registered or certified
                          mail, return receipt requested, postage prepaid or at
                          such other address as Lessee may from time to time
                          advise in writing. Any notice from the LESSEE to the
                          LESSOR relating to the leased premises or to the
                          occupancy thereof, shall be deemed duly served, three
                          days after being mailed to the LESSOR by registered or
                          certified mail, return receipt requested, postage
                          prepaid, addressed to the LESSOR at the address
                          provided in Clause 1 or at such address as the LESSOR
                          may from time to time advise in writing.

20. SURRENDER             The LESSEE shall at the expiration or other
                          termination of this lease remove all LESSEE's goods
                          and effects from the leased premises (including,
                          without hereby limiting the generality of the
                          foregoing, all signs and lettering affixed or painted
                          by the LESSEE, either inside or outside the leased
                          premises). LESSEE shall deliver to the LESSOR the
                          leased premises and all keys, locks thereto, and other
                          fixtures connected therewith and all alterations and
                          additions made to or upon the leased premises, in the
                          same condition as they were at the commencement of the
                          term, or as they were put in during the term hereon,
                          reasonable wear and tear and damage by fire or other
                          casualty only excepted. In the event of the LESSEE's
                          failure to remove any of LESSEE's property from the
                          premises, LESSOR is hereby authorized, without
                          liability to LESSEE for loss or damage thereto, and at
                          the sole risk of LESSEE, to remove and store any of
                          the property at LESSEE's expense, or to retain same
                          under LESSOR's control or to sell at public or private
                          sale, without notice of any or all of the property not
                          so removed and to apply the net proceeds of such sale
                          to the payment of any sum due hereunder, or to destroy
                          such property.


Lease for 125 Sidney Street Property                                     Page 6.

21. OTHER PROVISIONS      The following other provisions are hereby incorporated
                          as an integral part of this lease:

                          a. Smoking - There is a smoke-free environment associated with this building and, as such, smoking is not permitted on any part of the Premises.

                          b. Food - If food is consumed on the Premises, proper care shall be exercised for its storage and any residue shall be placed in a sealed container while on the Premises. It is the responsibility of the LESSEE to provide for its proper removal and disposal.

                          c. All additional provisions contained in the side letter attached hereto as Exhibit B.

22. SEVERABILITY CLAUSE   If any provision of this lease, or any portion of any
                          provision, or the application thereof to any person or
                          circumstance is held invalid, the remainder of the
                          lease (or remainder of such provision) and the
                          application thereof to other persons or circumstances
                          shall not be affected thereby.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 4th day of April, 2002.


/s/ [Illegible]                         /s/ Peter Lanciano
-------------------------------------   ----------------------------------------
LESSOR (Rizika Realty Trust)            LESSEE (Altus Biologics Inc.)


                                        By: Peter Lanciano
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: President & CEO


Lease for 125 Sidney Street Property                                     Page 7.

                                    EXHIBIT B

                     LEASE FOR 125 SIDNEY STREET, CAMBRIDGE

                                   SIDE LETTER

4 April 2002

In addition to the terms and conditions stated in the lease dated 4 April, 2002, the Rizika Realty Trust, the LESSOR, and Altus Biologics Inc., the LESSEE, agree to the following:

     1. Lessee will have an option to extend the term of this Lease for an additional period of two (2) years to be exercised by written notice from Lessee to Lessor no less than six (6) months prior to the lease expiration. All terms and covenants of the lease shall remain the same with the exception of rent, which shall be renegotiated.

          Lessor shall inform the Lessee of the rental rate for the extention term no later than ten (10) business days after receiving notice that Lessee desires to exercise the option. Lessee shall accept or decline option to extend lease no later than ten (10) business days after being informed of rent for the extension term.

     2. It is understood that the Lessor shall be responsible for the one-time payment of the Broker's fee to CRESA Partners of $3.20 per sq ft of space rented-- for example, based upon 7,775 sq ft the Broker's fee would be $24,880. Half of this fee is to be paid at the signing of the lease; the remaining half is to be paid on the first day of occupancy by the Lessee.

          Lessor and Lessee each mutually covenant, represent and warrant to the other that it has had no dealings or communications with any broker or agent in connection with this Lease other than CRESA Partners and each covenants and agrees to pay, hold harmless and indemnify the other from and against any and all cost, expense or liability for any compensation commission or charges to any broker or agent claiming through the indemnifying party with respect hereto.

     3. The Lessee agrees to split the cost of building a separating wall between it's rental area and the other section of the building. This cost will not exceed $12,000 for the Lessee.

     4. If any utility bills which affect the Lessee are unpaid and remain so for thirty (30) days, it is agreed that the Lessee shall have the right to pay them directly and deduct all such payments from the rent.

     5. Lessor and Lessee mutually agree that, with respect to any hazard which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss.


Lease for 125 Sidney Street Property                                     Page 8.

     6. The Lessee will reasonably expect to have full use of their offices and space in a fair and useful manner for the period of their lease. Full use and enjoyment as used herein shall include, without limitation, the provision of the services required to be provided by the Lessor hereunder, and freedom from unreasonable interference with the Lessee's use and occupancy as a result of the construction of any additions to the building. Lessee shall be entitled to an equitable abatement of rent if they are not able to have full use of their offices for more than 30 days and the Lessor has not made changes to resolve the Lessee's full use of their office.

     7. The Lessor shall at all times during the term of this Lease provide the following services to the Premises at no charge except as set forth in Section 4 of the Lease: heat, ventilation, air-conditioning, electricity, water and sewer, all in compliance with applicable laws and in amounts and in a manner reasonable and sufficient for the safe and comfortable occupancy of the Premises for the uses permitted hereunder. Lessor represents that all of the foregoing systems are in good working order,

     8. Lessor indemnifies and holds Lessee harmless from and against all loss and damage suffered by Lessee on account of Lessor's negligence or willful misconduct, or, to the best of the Lessor's knowledge, the presence of hazardous materials (as defined in any applicable federal, state or local law, rule or regulation) or oil located in, on, under or at the Premises or the building as of the date of this lease.

     9. Lessee is responsible for obtaining a valid certificate of occupancy for the building which permits the use of the Premises for the uses permitted under this lease. Lessor represents that, to the best of its knowledge, (a) there are no outstanding violations of law with respect to the Premises and (b) the Premises are vacant and free of any occupancy rights of any other person or entity.

Agreed and accepted:


/s/ [Illegible], Pres.                  /s/ Peter Lanciano
-------------------------------------   ----------------------------------------
LESSOR (Rizika Realty Trust)            LESSEE (Altus Biologics Inc.)


Lease for 125 Sidney Street Property                                     Page 9.

                                    EXHIBIT B

                     LEASE FOR 125 SIDNEY STREET, CAMBRIDGE

                                   SIDE LETTER

4 April 2002

In addition to the terms and conditions stated in the lease dated 4 April, 2002, the Rizika Realty Trust, the LESSOR, and Altus Biologics Inc., the LESSEE, agree to the following:

     1. Lessee will have an option to extend the term of this Lease for an additional period of two (2) years to be exercised by written notice from Lessee to Lessor no less than six (6) months prior to the lease expiration. All terms and covenants of the lease shall remain the same with the exception of rent, which shall be renegotiated.

          Lessor shall inform the Lessee of the rental rate for the extention term no later than ten (10) business days after receiving notice that Lessee desires to exercise the option. Lessee shall accept or decline option to extend lease no later than ten (10) business days after being informed of rent for the extension term.

     2. It is understood that the Lessor shall be responsible for the one-time payment of the Broker's fee to CRESA Partners of. $1.60 per sq ft of space rented-for example, based upon 1,725 sq ft the Broker's fee would be $2,760. Half of this fee is to be paid at the signing of the lease; the remaining half is to be paid on the first day of occupancy by the Lessee.

          Lessor and Lessee each mutually covenant, represent and warrant to the other that it has had no dealings or communications with any broker or agent in connection with this Lease other than CRESA Partners and each covenants and agrees to pay, hold harmless and indemnify the other from and against any and all cost, expense or liability for any compensation commission or charges to any broker or agent claiming through the indemnifying party with respect hereto.

     3. If any utility bills which affect the Lessee are unpaid and remain so for thirty (30) days, it is agreed that the Lessee shall have the right to pay them directly and deduct all such payments from the rent.

     4. The Lessee will reasonably expect to have full use of their offices and space in a fair and useful manner for the period of their lease. Full use and enjoyment as used herein shall include, without limitation, the provision of the services required to be provided by the Lessor hereunder, and freedom from unreasonable interference with the Lessee's use and occupancy as a result of the construction of any additions to the building. Lessee shall be entitled to an equitable abatement of rent if they are not able to have full use of their offices for more than 30 days and the Lessor has not made changes to resolve the Lessee's full use of their office.


Lease for 125 Sidney Street Property                                     Page 8.

     5. The Lessor shall at all times during the term of this Lease provide the following services to the Premises at no charge except as set forth in Section 4 of the Lease: heat, ventilation, air-conditioning, electricity, water and sewer, all in compliance with applicable laws and in amounts and in a manner reasonable and. sufficient for the safe and comfortable occupancy of the Premises for the uses permitted hereunder. Lessor represents that all of the foregoing systems are in good working order.

     6. Lessor indemnifies and holds Lessee harmless from and against all loss, and damage suffered by Lessee on account of Lessor's negligence or willful misconduct, or, to the best 'of the Lessor's knowledge, the presence of hazardous materials (as defined in any applicable federal, state or local law, rule or regulation) or oil located in, on, under or at the Premises or the building as of the date of this lease.

     7. Lessee is responsible for obtaining a valid certificate of occupancy for the building which permits the use of the Premises for the uses permitted under this lease. Lessor represents that, to the best of its knowledge, (a) there are no outstanding violations of law with respect to the Premises and (b) the Premises are vacant and free of any occupancy rights of any other person or entity.

     8. Lessor and Lessee mutually agree that, with respect to any hazard which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss.

Agreed and accepted:


/s/ [Illegible]                         /s/ Peter Lanciano
-------------------------------------   ----------------------------------------
LESSOR (Rizika Realty Trust)            LESSEE (Altus Biologics Inc.)


Lease for 125 Sidney Street Property                                     Page 9.

                AMENDMENT OF LEASE FOR 125 SIDNEY STREET PROPERTY

WHEREAS, Rizika Realty Trust (whose mailing address is: 36 Edgehill Road, Brookline, MA 02445), the LESSOR, entered into a Lease dated April 4, 2002 (the "Lease") with Altus Pharmaceuticals Inc., f/k/a "Altus Biologics Inc." ("LESSEE"), for approximately 7,775 square feet ("Original Premises") on the first floor of the building located at 125 Sidney Street, Cambridge, Massachusetts (the "Building");

WHEREAS, LESSOR and LESSEE desire to amend the Lease to temporarily add approximately 3,000 square feet in the basement of the Building (the "Basement Premises") to the Premises for a period of four (4) months;

NOW, LESSOR and LESSEE hereby agree to Lease the Basement Premises on the terms and conditions contained herein:

1.   PREMISES      Commencing on the BP Commencement Date, as defined below,
                   approximately 3,000 square feet of space in the basement of the Building comprised of 10 cubicles and a conference room shall be added to the Premises as defined in the Lease. The demise of the Premises shall include rights of access through such common areas through the Building as are necessary or desirable for access thereto.

2.   TERM          The Basement Premises is leased for a term of four (4) months
                   (the "BP Term") commencing on September 7, 2004 (the "BP
                   Commencement Date") and ending on January 7, 2005. LESSOR
                   shall deliver possession of the Basement Premises to LESSEE in "broom clean" condition, free of all occupants with all systems serving the same in good and operational condition.

3.   RENT          In addition to the annual rent due under the Lease with
                   respect to the Original Premises, the LESSEE shall pay to the
                   LESSOR rent at the following rates for the Basement Premises during the BP Term:

                   The monthly gross rent for the Basement Premises shall be $10,000 a month. The rental amount is based on net rent of $5,000 a month and another $5,000 a month for the LESSEE's portion of real estate taxes, charges for sewer and water, insurance, heat, electricity, and snow removal.
                   Notwithstanding any provision of the Lease to the contrary, the rent for the Basement Premises is gross and LESSEE shall not be responsible for any CPI increases in the monthly gross rent or for any other expenses or additional rent, except as set forth in the following paragraph.

                   Excluded from such rental payments are the costs of any contents, liability, or other insurance necessary to conduct the business of the LESSEE on the Premises, all of which policies will be obtained and paid for by the LESSEE. The
                   LESSEE shall pay monthly on the 16th


Lease for 125 Sidney Street Property                                     Page 1.

                   of the month for the following month's rent as part of the Lease; provided, however, the first month's rent of $10,000 for the Basement Premises shall be paid upon execution of this Amendment by the LESSOR and LESSEE.

4.   ACCESS        The LESSOR will have the right to show the Basement Premises to other potential lessees during working hours provided that they give a two hour advanced warning.

                   Prior to the BP Commencement Date, LESSOR will provide LESSEE with 15 access key cards for the Basement Premises.

5.   OTHER TERMS   Except as set forth herein, the Basement Premises are leased on the same terms and conditions of the Lease, and the term
                   Premises as used in the Lease shall include the Basement
                   Premises. Notwithstanding the foregoing, Section 2 of Exhibit
                   B to the Lease and the first sentence of Section 7 of Exhibit
                   B to the Lease shall not apply to the Basement Premises. If a certificate of occupancy is required, LESSEE shall have the option to terminate the lease with respect to the Basement
                   Premises upon ten (10) days' prior written notice. This
                   Amendment set forth the entire agreement between the parties.

Agreed and accepted:


/s/ [Illegible]                         /s/ Peter Lanciano
-------------------------------------   ----------------------------------------
LESSOR (Rizika Realty Trust)            LESSEE (Altus Biologics, Inc.)


Lease for 125 Sidney Street Property                                     Page 2.

                AMENDMENT OF LEASE FOR 125 SIDNEY STREET PROPERTY

WHEREAS, Rizika Realty Trust (whose mailing address is: 36 Edgehill Road, Brookline, MA 02445), the LESSOR, entered into a Lease dated April 4, 2002 (the "Lease") with Altus Pharmaceuticals Inc. (formerly known as "Altus Biologics Inc."), the LESSEE, for approximately 7,775 square feet ("Original Premises") on the first floor of the building located at 125 Sidney Street, Cambridge, Massachusetts (the 'Building");

WHEREAS, LESSOR and LESSEE desire to amend the Lease to add approximately 11,000 square feet in the basement of the Building (the "Basement Premises") to the Premises for a period of fifteen (15) months;

NOW, LESSOR and LESSEE hereby agree to Lease the Basement Premises on the terms and conditions contained herein:

1.   PREMISES      Commencing on the BP Commencement Date as defined below,
                   approximately 11,000 square feet of space (the entire
                   basement of the Building) as shown on Exhibit A hereto shall be added to the Original Premises. The demise of the Basement
                   Premises shall include rights of access through such common areas as are necessary for access thereto. The parking spaces marked by an "*" on Exhibit B hereto shall also be included in the Basement Premises.

2.   TERM          The Basement Premises is leased for a term of approximately fifteen (15) months (the "BP Term") commencing on January 7,
                   2005 (the "BP Commencement Date") and ending on April 7,
                   2006. LESSOR shall deliver possession of the Basement
                   Premises to LESSEE in a "broom clean" condition, free of all occupants with all systems serving the same in good and
                   operational condition. At the end of the BP Term the LESSEE shall deliver possession of the Basement Premises to LESSOR in the same condition it was initially received and free of all occupants with all systems serving the same in good and operational condition, reasonable wear and tear, damage by fire or other casualty excepted.

3.   RENT          In addition to the annual rent due under the Lease with
                   respect to the Original Premises, the LESSEE shall pay to the
                   LESSOR rent at the following rates for the Basement Premises during the BP Term:

                   The monthly gross rent for the Basement Premises shall be $16,000 a month. This includes the LESSEE's portion of real estate taxes, charges for sewer and water, insurance, heat, electricity and snow removal. The rent will not increase during the lease period, unless real estate taxes, charges for sewer and water, insurance, heat, electricity or snow removal cost increase. If an increase in rent is requested, the LESSOR will share the bills for the last 24 months with the LESSEE to justify the increase. Notwithstanding any provision of the Lease to the contrary, the rent for the Basement Premises is gross and LESSEE shall not be responsible for any


Lease for 125 Sidney Street Property                                     Page 1.

                   CPI increases in the monthly gross rent or for any other expenses or additional rent, except as set forth in the following paragraph.

                   Excluded from such rental payments are the costs of any contents, liability, or other insurance necessary to conduct the business of the LESSEE on the Premises, all of which policies will be obtained and paid for by the LESSEE. The
                   LESSEE shall pay monthly on the 7th of the month for the following month's rent as party of the Lease; provided, however, the first month's rent of $16,000 for the Basement
                   Premises shall be paid upon execution of this Amendment by the LESSOR and LESSEE.

4.   ACCESS        The LESSOR will have the right to show the Basement Premises to other potential lessees during working within working
                   hours provided that they give a two-hour advanced warning.
                   The LESSEE will program access to the Basement Premises for its employees. When the LESSEE moves out, the LESSOR will
                   have the option to keep the key card system as is, or have the LESSEE reconfigure the key card system as it was a the start of the lease.

5.   OTHER TERMS   Except as set forth herein, the Basement Premises are leased on the same terms and conditions of the Lease, and the term
                   Premises as used in the Lease shall include the Basement
                   Premises. Notwithstanding the foregoing, Section 2 of Exhibit
                   B to the Lease and the first sentence of Section 7 of Exhibit
                   B to the Lease shall not apply to the Basement Premises. If a certificate of occupancy is required, LESSEE shall have the option to terminate the lease with respect to the Basement
                   Premises upon ten (10) days' prior written notice. This
                   Amendment set forth the entire agreement between the parties.

Agreed and accepted:


/s/ [Illegible]                         /s/ Peter Lanciano
-------------------------------------   ----------------------------------------
LESSOR (Rizika Realty Trust)            LESSEE (Altus Biologics, Inc.)


Lease for 125 Sidney Street Property                                     Page 2.
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Lease for 125 Sidney Street Property                                     Page 4.